Income taxes - Tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Intangible assets	$ 91	$ 89
Exploration mineral interest	19,488	14,004
Net operating losses	22,498	17,249
Foreign capital losses	4,285	4,251
Share issuance costs	202	179
Convertible debt	960
Other	97	15
Total gross deferred tax assets	47,621	35,787
Less: valuation allowance	(45,619)	(35,521)	$ (30,742)
Net deferred tax assets	2,002	266
Deferred tax liabilities:
Exploration mineral interest	(6,303)	(4,585)
Intangible assets		(162)
Property, plant and equipment	(1,081)	(1,828)
Total gross deferred tax liabilities	(7,384)	(6,575)
Net deferred tax liability	$ (5,382)	$ (6,309)